Exhibit 10.104

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Hovione FarmaCiencia SA
Sete Casas
2574-506 Loures
Portugal

October 04, 2009

4th Amendment to the

CAPTISOL SUPPLY AGREEMENT

Dated as of

December 20th, 2002 and amended July 29, 2005,

March 1, 2007 and January 28, 2008

BY AND BETWEEN

CYDEX PHARMACEUTICALS, INC.

AND

THE HOVIONE GROUP

Dated as of September 23, 2009

4th AMENDMENT TO THE CAPITSOL SUPPLY AGREEMENT

This 4th amendment to the Captisol Supply Agreement (the “AGREEMENT”) is entered into as of September 23, 2009, by and between:

1)	CYDEX PHARMACEUTICALS, INC., A Delaware Corporation with an office at 10513 W. 84th Terrace, Lenexa, KS 66214 (“CYDEX”), formerly known as “CyDex, Inc.”; and

2)	HOVIONE, LLC, a New Jersey limited liability company with an address at 40 Lake Drive, East Windsor, NJ 08520 (“AGENT), acting as exclusive sales agent for the USA for the manufacturers, HOVIONE FARMACIENCIA, S.A., a Portuguese Corporation (“HOVIONE SA”), and HOVIONE PHAMASCIENCE LIMITED, a Macau Corporation (“HOVIONE LIMITED”), and acting as exclusive sales agent for the project manager HOVIONE INTERNATIONAL LIMITED, an Hong Kong Corporation with an office at 172 Gloucester Road, Wanchai, Hong Kong (“HOVIONE INTERNATIONAL”), jointly and severally, AGENT, HOVIONE SA, HOVIONE LIMITED, and HOVIONE INTERNATIONAL are collectively known as (“HOVIONE”).

This 4th Amendment to the Captisol Supply Agreement is hereafter referred to as “Amendment No. 4”.

BACKGROUND

Both parties declare that the original intent of the AGREEMENT entered into has been and remains valid. The parties feel that it is in the best interests of both parties to clarify and update certain terms set forth in the AGREEMENT. Specifically the parties have agreed to the terms and conditions related to reimbursing to CYDEX the original Loures Engineering Services costs for the Captisol program, clarify invoicing procedures and extending the current term of the AGREEMENT.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises hereinafter made and the mutual benefits derived from this Amendment No. 4, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto, intend to be legally bound, hereby agree to as follows:

1.	Definitions: All capitalized terms used herein shall have the meaning given to them in the AGREEMENT, unless otherwise defined herein.

2	Amendment to Article 1 (Definitions). The following term has been amended to read in its entirety:

““INITIAL TERM” means the period commencing upon the EFFECTIVE DATE and ending on December 31, 2019.”

3.	Amendment to Section 4.2 h (Adjustments to UNIT PRICES for Reimbursement for Loures Engineering Services). Section 4.2 h is hereby amended to read in its entirety:

“4.2 (h) Reimbursement for Loures Engineering Services. Commencing on the 1st of January, 2010, HOVIONE will [***] the UNIT PRICES of CAPTISOL by [***] of CAPTISOL purchased by CYDEX from HOVIONE. This [***] will apply to all CAPTISOL purchased after the 1st of January, 2010 up to [***] of CAPTISOL purchased or on March 31st, 2014 irrespective of the quantity purchased. Once the total amount of [***] have been purchased or the period of time for the said reimbursement expires, namely: on March 31st, 2014, the reimbursement shall expire and the UNIT PRICES will return to the standard calculation as outlined in Amendment No. 3 executed on the 28th January, 2008.”

4.	Amendment to Section 4.3 (Payment). The following sentence shall be inserted as the third sentence of Section 4.3 of the AGREEMENT:

“For clarity, HOVIONE shall not issue invoices for CAPTISOL prior to the date of actual shipment of CAPTISOL by HOVIONE for deliveries to CYDEX to fulfill CYDEX’s purchase orders, even if HOVIONE has earlier released the relevant quantities of CAPTISOL for quality control purposes unless agreed to in writing by both CYDEX and HOVIONE.”

5.	Governing Law. This Amendment No. 4 shall be construed in accordance with the laws of the State of Delaware in the United States of America, without giving effect to the principles of conflicts to the laws thereof.

6.	Continuing Effect. Nothing in the Amendment No. 4 is meant to subvert or otherwise alter the rights and obligations of either HOVIONE or CYDEX under the AGREEMENT, except as and to the extent expressly stated herein.

7.	Counterparts. This Amendment No. 4 may be executed in multiple counterparts, each of which shall be an original as against a party whose signature appears thereon but each of which together shall constitute one and the same instrument.

Signature Page to Follow

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties, through their authorized representatives, have duly executed this Amendment No. 4 as of the date first written above.

CyDex Pharmaceuticals, Inc.
By:	/s/ Theron E. Odlaug
Name: Theron E. Odlaug
Title: Pres. & CEO
Date: Sept. 18, 2009

Hovione, LLC
By:	/s/ David Hoffman
Name: David Hoffman
Title: VP EX & PD Business Units
Date: 18 Sept. 2009

Hovione Farmaciencie, S.A.
By:	/s/ Noé Carreira
Name: Noé Carreira
Title: VP-Manufacturing
Date: Lisbon 30/Sep/2009

Hovione Pharmascience Limited
By:	/s/ Jorge Pasticha
Name: Jorge Pasticha
Title: General Manager — Macau Plant
Date: Macau, 06 Oct. 2009

Hovione International Limited
By:	/s/ G. Villax
Name: G. Villax
Title: Chief Executive
Date: Princeton, 23 Sept. 2009